Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. Theravance Biopharma Investor Presentation January 2023 © 2023 Theravance Biopharma. All rights reserved.

Forward-looking Statements

This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma, Inc. (the “Company”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Examples of such statements include statements relating to: contingent payments due to the Company from the sale of the Company’s TRELEGY ELLIPTA royalty interests to Royalty Pharma, the Company's goals, designs, strategies, plans and objectives, the ability to provide value to shareholders, the Company's regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company's product and product candidates, including potential points of differentiation, the market for products being commercialized and product candidates, product sales or profit share revenue and the Company's expectations for its future financial performance and expectations as to future cash flows, the effectiveness of the Company’s intellectual property portfolio and the Company’s repurchase of its ordinary shares by way of an open market share repurchase program. These statements are based on the current estimates and assumptions of the management of the Company as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non-clinical studies indicate the Company's product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, ability to retain key personnel, the impact of the Company’s recent restructuring actions on its employees, partners and others, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions.

Other risks affecting the Company are in the Company's Form 10-Q filed with the SEC on November 9, 2022, and other periodic reports filed with the SEC. In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measure

Theravance Biopharma provides a non-GAAP profitability target in this presentation. Theravance Biopharma believes that the non-GAAP profitability target provides meaningful information to assist investors in assessing prospects for future performance as it provides a better metric for analyzing the future potential performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position. Because non-GAAP financial targets, such as non-GAAP profitability, are not standardized, it may not be possible to compare this target with other companies' non-GAAP targets or measures having the same or a similar name. Thus, Theravance Biopharma's non-GAAP target should be considered in addition to, not as a substitute for, in in isolation from, the company's actual GAAP results and other targets

Theravance Biopharma
Medicines That Make a Difference
2

Theravance Biopharma: Positioned for Value Creation MSA, multiple system atrophy. Ampreloxetine in MSA Substantial opportunity for further growth Potential to markedly differentiate from other treatment options Retained future value of TRELEGY in milestones and certain outer year royalties Retained Value Positioned to create value from a foundation of financial strength Three distinct drivers of value over the near, mid, and long - term 3

2022: A Year of Transformation

YUPELRI® revefenacin inhalation solution

- **Two consecutive quarters** of all-time high Net Sales and Profit in Q2'22 & Q3'22, and expect continued growth in Q4'22
- **11 consecutive quarters of market share growth** in both hospital and outpatient setting
- **56% Y/Y growth in hospital volume**, a key driver of overall brand performance[1]
- **Initiated** PIFR-2 study

Ampreloxetine

- In study 0170, **prevented blood pressure drop and symptoms worsening in MSA**[2]
- **Aligned with FDA on new Phase 3 study for NDA filing** with OHSA composite score as primary endpoint
- **Three scientific platform presentations** at American Autonomic Society meeting[3]
- Received $25M investment from Royalty Pharma to **fund majority of new Phase 3** study

Financial

- **Sold TRELEGY ELLIPTA royalty interests for $1.1B upfront**, while retaining value through milestones and certain outer-year royalties for TRELEGY
- **Eliminated all debt**
- **Completed financial restructuring**
- Initiated $250 million capital return program, of which **~50% was completed as of 12/31/22:**
  - Repurchased ~$95 million from GSK
  - Initiated open market share repurchase program in Q4'22, of which **~$33M was completed as of 12/31/22**

1. Year-to-date through Q3'22.
2. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170.
3. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4.

MSA, multiple system atrophy; OHSA, orthostatic hypotension symptom assessment; PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
4

2023 Targets

YUPELRI® revefenacin inhalation solution

- **Continue YUPELRI Net Sales growth** by executing on targeted strategies to capture sizeable niche market
- Complete PIFR-2 study and **provide top-line results in 2H'23**

Ampreloxetine

- **Initiate Phase 3 CYPRESS trial** in MSA patients with symptomatic nOH in Q1'23, targeting ~60 patients to complete the randomized withdrawal period
- Submit **orphan drug designation request in early 2023**

Financial

- **Execute** return of capital program
- **Generate Non-GAAP[1] Profit** in 2H'23
- **$50M potential milestone** for TRELEGY Net Sales of ~$2.86B[2]

Theravance Biopharma
Medicines That Make a Difference

1. Non-GAAP profit is expected to consist of GAAP income before taxes less share-based compensation expense and non-cash interest expense. See the section titled "Non-GAAP Financial Measure" for more information. 2. The first milestone payment, of $50.0 million, will be triggered if Royalty Pharma receives $240.0 million or more in royalty payments from GSK with respect to 2023 TRELEGY global net sales, which we would expect to occur in the event TRELEGY global net sales reach approximately $2.863 billion. MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; PIFR, peak inspiratory flow rate.

5

FDA - approved for maintenance treatment of COPD First and only once - daily, LAMA (long - acting muscarinic agent) nebulized maintenance medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share) 6

78,090 93,360 97,650 107,670 113,220 K 20 K 40 K 60 K 80 K 100 K 120 K Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 $13.8 $15.3 $15.3 $17.2 $18.7 0 4 8 12 16 20 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 YUPELRI ® | Growing Net Sales and Hospital Volume 7 Source: IQVIA DDD, HDS, VA and Non - Reporting Hospital through 9/30/2022. See TBPH 10K filed February 28, 2022 for greater detail re TBPH implied 35%. Quarterly YUPELRI Hospital Doses Hospital doses sold increased 45% Q3’22 vs. Q3’21 TBPH Implied 35% of Total Net Sales ($M) Net sales increased 35% Q3’22 vs. Q3’21

YUPELRI ® Hospital Sales and Community TRx Trends Continued market share growth across both the hospital and retail channels 8 1. Joint VTRS/TBPH Market Research. * Hospital LA - NEB Market Share - IQVIA DDD through 9/30/2022. †Community LA - NEB Market Share includes Retail + DME / Med B FFS through Aug’22 ǂRetail TRx Volume - Symphony Health METYS Prescription Dashboard through 9/30/2022. 3.4% 5.4% 6.5% 6.6% 7.4% 7.8% 8.7% 9.5% 10.8% 11.3% 11.7% 13.4% 0% 5% 10% 15% 20% 25% 30% Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Hospital LA - NEB Market Share* YUPELRI LA-NEB Market Share TRx volume represents retail only which is typically 33% of Retail + DME Reported DME volume, while lagged, typically follows Retail volume trends 13.1% 15.2% 16.3% 17.4% 18.7% 19.7% 21.4% 22.5% 23.2% 24.2% 25.6% 26.3% 0K 5K 10K 15K 20K 25K 0% 5% 10% 15% 20% 25% 30% Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Retail TRx Volume ǂ Community LA - NEB Market Share † Retail TRx YUPELRI LA-NEB Market Share Most patients who receive YUPELRI ® in the hospital are discharged with an Rx 1 LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST, arformoterol , formoterol Hospital Market Share Community Market Share with TRx

Substantial Opportunity for Further YUPELRI® Growth

Once-Daily Nebulized LAMA COPD treatment represents a sizeable niche market

Estimated 2021 YUPELRI Patient Funnel (US)


~16M COPD Diagnosed[1]
2% Annual Growth Rate[2]
~13M Drug Treated[2]
~81% of COPD Diagnosed (up to 83% by 2029)
~10M on Maintenance Therapy[3]
~80% of Drug Treated
~50–70K Patients on YUPELRI
<1% of Maintenance Therapy

Patent No 11,484,531, methods of treating COPD, expiring in 2039, is now listed in the *Approved Drug Products with Therapeutic Equivalence Evaluations*

- COPD is **under-diagnosed**[1]
- COPD patients with or without symptoms may be treated with rescue and/or maintenance therapies
- Estimated patient counts from volume using average 'days of therapy' assumptions vary considerably across DME and retail channels

Growth opportunities within numerous patient segments

YUPELRI may be appropriate for COPD patients, including but not limited to:

- **Moderate-to-very-severe COPD** (73–92%[4]); once-daily LAMAs are first-line therapy for moderate-to-very severe COPD patients
- Patients with **suboptimal PIFR** (19–78% of COPD patients[5])
- Patients with **cognitive or dexterity challenges**
  - ~36% of COPD patients present episodes of cognitive impairment; ~33% of elderly patients have inadequate hand strength for inhalers[6]
- Patients inappropriately using **short-acting nebulized treatment as maintenance** therapy
- Patients **transitioning from hospital to home care** after being stabilized on nebulized treatment during hospitalization

Theravance Biopharma
Medicines That Make a Difference

1. American Lung Association.
2. Clarivate COPD Disease Landscape & Forecast US 2021.
3. Revefenacin COPD Joint Venture Research 2016.
4. Safka KA, et al. Chronic Obstr Pulm Dis 2017.
5. Mahler DA, et al. Chronic Obstr Pulm Dis 2019.
6. Armitage JM, Williams SJ Inhaler technique in the elderly. Age Ageing 1988 17:275-278.

COPD, chronic obstructive pulmonary disease; DME, durable medical equipment; LAMA, long-acting muscarinic antagonist; PIFR, peak inspiratory flow rate.

9

YUPELRI®:
Phase 4 Randomized, Double-blind, Parallel-group Study (PIFR-2)


YUPELRI
Run-in
Randomization
1:1
SPIRIVA® via HH*
Results
Once-daily treatment: 12 weeks

Sample size

- N= Up to 488
- Topline results 2H '23

Endpoints

- **Primary:** Change from baseline in trough FEV_1 (Day 85)
- **Key secondary:** Trough overall treatment effect on FEV_1

Phase 4, Randomized, Double-Blind, Parallel-Group Study in Adults With Severe-to-Very-Severe COPD and Suboptimal Inspiratory Flow Rate.
*Dry powder inhaler (Spiriva® HandiHaler®).
FEV_1, forced expiratory volume in 1 second; PIFR, peak inspiratory flow rate.

Theravance Biopharma
Medicines That Make a Difference
10

Ampreloxetine Investigational once - daily norepinephrine reuptake inhibitor For symptomatic neurogenic orthostatic hypotension ( nOH ) in multiple system atrophy (MSA) patients 11

Potential Differentiating Features from Other Therapies

Differentiated efficacy

First-in-class therapy effective in treating a **constellation of cardinal symptoms in MSA patients:**

Study 0170 OHQ Questionnaire Scores

		LS Mean (95% CI)
OHSA	Symptom composite score	-1.6 (-2.7, -0.5)
	Dizziness	-1.5 (-3.2, 0.2)
	Vision	-1.7 (-3.2, -0.3)
	Weakness	-0.7 (-2.3, 0.9)
	Fatigue	-1.5 (-3.1, 0.1)
	Trouble concentrating	-1.8 (-3.3, -0.4)
	Head/neck discomfort	-2.2 (-3.7, -0.7)
OHDAS	Daily activities composite score	-0.8 (-2.1, 0.4)
	Standing short time	-2.0 (-3.6, -0.4)
	Standing long time	-0.3 (-1.8, 1.2)
	Walking short time	-0.7 (-2.4, 1.0)
	Walking long time	0.4 (-1.2, 2.1)
OHQ composite score		-1.2 (-2.3, -0.2)



-4
-2
0
2
4
Favors ampreloxetine
Favors placebo

Improvement in **activities of daily living** that require walking and standing for a short time[1] which could favorably impact caregiver burden

Clinically meaningful and **durable effectiveness** well-beyond 2 weeks[1]

Differentiated dosing

Once-a-day dosing is meaningful in MSA:

- Difficulty swallowing
- Less compliance with increased dosing frequency
- Patients and/or caregiver burden

Differentiated safety profile

Supine hypertension with droxidopa and midodrine[2,3]

Absence of a signal would be a differentiator:

- Available to patients with supine hypertension
- Can be taken anytime of day/night
- Potential to be combined with other drugs

Theravance Biopharma
Medicines That Make a Difference

Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file. 1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170. 2. NORTHERA® (droxidopa) [package insert]. Deerfield, IL: Lundbeck. 2014. 3. ProAmatine® (midodrine hydrochloride) [Warning Ref 4052798]. Lexington, MA: Shire. 2017. CI, confidence interval; MSA, multiple system atrophy; OHDAS, orthostatic hypotension daily activity scale; OHQ, orthostatic hypotension questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment.

12

Offering Hope to MSA Patients with Symptomatic nOH

Study 0197 (CYPRESS): Phase 3 randomized withdrawal study in patients with MSA
Primary endpoint: change in OHSA composite score



Streamlined operational infrastructure
Optimized country/site selection
Q1'23 Entry
Open-Label
Ampreloxetine 10 mg
Once-daily treatment: 12 weeks
Randomization 1:1
Double-blind RWD
Ampreloxetine 10 mg
Placebo
Once-daily treatment: 8 weeks
Results
n~100
To be enrolled
n~60
Completers

Theravance Biopharma
Medicines That Make a Difference

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment; RWD, randomized withdrawal design.

13

Financials 14

Retained Value of Theravance Biopharma's 85% TRELEGY ELLIPTA Interest[1]

Over $1.5 Billion in potential total value

Upfront:
~$1.1B cash

- Received in Q3'22

+

Mid-Term:
Up to $250M

- Sales-based milestones between 2023–2026
- First milestone in 2023 ($50M) for Global Net Sales of ~$2.9B[2]
  - Q3'22 actuals of $552M up 23% from Q3'21
  - YTD Q3'22 actuals of $1.6B up 34% from 2021

+

Long-Term:
Outer-Year Royalties[3]

- Ex-US royalties return Jul. 1, 2029
- US royalties return after Jan. 1, 2031
- Paid directly from Royalty Pharma

GSK remains exclusively responsible for commercialization of TRELEGY ELLIPTA

Theravance Biopharma
Medicines That Make a Difference

1. All of its units in Theravance Respiratory Company, LLC.
2. The first milestone payment, of $50.0 million, will be triggered if Royalty Pharma receives $240.0 million or more in royalty payments from GSK with respect to 2023 TRELEGY global net sales, which we would expect to occur in the event TRELEGY global net sales reach approximately $2.863 billion.
3. 85% of TRELEGY ELLIPTA royalties return to Theravance Biopharma beginning July 1, 2029 for sales ex-U.S., and January 1, 2031 for sales within the U.S.

15

~$95M: Purchased GSK's equity stake in Theravance Biopharma (Sep'22) and completed Dutch auction tender offer (Nov'oInitiated open market share repurchase program in Q4'22oo~$33M completed as of 12/31/22$250 Million Capital Return Program16CompleteInitiated in Q4'22~50% (or ~$128M) of $250M capital return program completed as of 12/31/22

Financial Guidance

- 2022 OPEX Range:
  - Total OPEX: narrowing range to $90-100M[1,2]
- 2022 guidance includes **~$10M in non-recurring spend:**
  - Majority in Q1 to support completion of late-stage programs
- Guidance **excludes**:
  - Non-cash share-based compensation (SBC)
  - One-time restructuring, severance & termination costs
    - ~ $11.4M in 2022 ($9.3M[3] Q1 / $1.6M[4] Q2 / $0.5M[5] Q3 / $0M Q4)
    - No restructuring costs expected post Q3'22
- 2023 Financial Guidance to be provided in Feb'23 during Q4 earnings call

2021 Actuals vs. 2022 Original Guidance Mid-Point OPEX ($M)[2]



239
71
168
90
40
50
SG&A
R&D
2021 Actuals
2022 Guidance

Expect to generate Non-GAAP[6] Profit in 2H'23

Theravance Biopharma
Medicines That Make a Difference

1. Based on preliminary actuals and subject to change
2. Excludes non-cash share-based compensation (SBC) and one-time restructuring, severance and termination costs.
3. $4.8M of cash related expenses and $4.5M of non-cash expenses.
4. $1.2M of cash related expenses and $0.4M of non-cash expenses.
5. ($0.2M) of cash related expenses and $0.7M of non-cash expenses.
6. Non-GAAP profit is expected to consist of GAAP income before taxes less share-based compensation expense and non-cash interest expense. See the section titled "Non-GAAP Financial Measure" for more information.

17

Theravance Biopharma: Positioned for Value Creation MSA, multiple system atrophy. Ampreloxetine in MSA Substantial opportunity for further growth Potential to markedly differentiate from other treatment options Retained future value of TRELEGY in milestones and certain outer year royalties Retained Value Positioned to create value from a foundation of financial strength Three distinct drivers of value over the near, mid, and long - term 18

Rick E Winningham Chairman and Chief Executive Officer Former CEO, Theravance , Inc. (now INVA) Former President (Oncology/ Immunology/Oncology Therapeutics Network), Bristol Myers Squibb Aziz Sawaf , CFA Senior Vice President, Chief Financial Officer Former Theravance Biopharma, Vice President, Finance Former Gilead Sciences, Finance Rhonda F. Farnum Senior Vice President, Chief Business Officer Former Executive Director of Marketing, Amgen Former VP (Hematology), Onyx Pharmaceuticals & Former Commercial Leadership, Genentech Richard A. Graham Senior Vice President, Research and Development Former Senior Director, Head of Translational Medicine, Onyx Pharmaceuticals Former Clinical Pharmacologist and Project Team Leader, Genentech and GlaxoSmithKline Q&A Session 19

YUPELRI ® ( revefenacin ) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . 20 OATP, organic anion transporting polypeptide.

About YUPELRI® (revefenacin) Inhalation Solution

YUPELRI® (revefenacin) inhalation solution is a once-daily nebulized LAMA approved for the maintenance treatment of COPD in the US.

Market research by Theravance Biopharma indicates approximately 9% of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy.[1] LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI® is positioned as the first once-daily single-agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy. YUPELRI®'s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products.

1. TBPH market research (N=160 physicians); refers to US COPD patients.
COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic antagonist.

Theravance Biopharma
Medicines That Make a Difference
21

Appendix

Offering Hope to MSA Patients with Symptomatic nOH

Potential for ampreloxetine to differentiate from approved therapies

	Droxidopa	Midodrine	Ampreloxetine[1]
Indication	Symptomatic nOH	OH	Symptomatic nOH associated with MSA
MOA	Norepinephrine prodrug; vasoconstrictor	Desglymidodrine prodrug; $alpha_1$-receptor agonist; vasoconstrictor	Norepinephrine transporter reuptake inhibitor
Dosing	3x daily, titration to effect	3x daily	**Once-daily**
Clinical Efficacy/ Durability	OHSA#1, clinical effectiveness >2 weeks not established	Increase in systolic blood pressure 1 min after standing	OHSA composite; clinically meaningful and durable response **over 22 weeks**
Clinical Safety	**Black box warning** for supine hypertension		**No signal for supine hypertension** in safety database of >800 patients and healthy subjects

1. Reflects Theravance Biopharma's expectations for ampreloxetine based on clinical trial data to date. Ampreloxetine is in development and not approved for any indication. Data on file.
MOA, mechanism of action; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OH, orthostatic hypotension; OHSA, orthostatic hypotension symptom assessment.

Theravance Biopharma
Medicines That Make a Difference
23

Offering Hope to MSA Patients with Symptomatic nOH

AMERICAN AUTONOMIC SOCIETY

33rd International Symposium on the Autonomic Nervous System
November 2–5, 2022: Sheraton Maui, Hawaii

Platform Presentations, Session 1, November 2, 2022

Biaggioni I, et al. Abstract 34 / Virtual Poster 106
A phase 3, 22-week, multi-center, randomized withdrawal study of ampreloxetine in treating symptomatic nOH

Kaufmann H, et al. Abstract 33 / Virtual Poster 117
Blood pressure and pharmacodynamic response of ampreloxetine, a norepinephrine reuptake inhibitor, in patients with symptomatic nOH

Freeman R, et al. Abstract 30 / Virtual Poster 4
Longitudinal analysis of ampreloxetine for the treatment of symptomatic nOH in subset of patients with MSA

MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

Theravance Biopharma
Medicines That Make a Difference
24

Shift Toward Broad Symptomatic Improvement for MSA Patients

"Old" Ampreloxetine Program



PD
PAF
MSA

"Dizziness" based indication for short-term effectiveness

Study 0169: 4 weeks
Randomized, double-blind, placebo controlled, parallel group
All patients who complete 0169 may enroll into 0170
+ de novo
SEQUOIA

Study 0170*: 22 weeks
Randomized 16-week open label, 6-week randomized, double-blind, placebo-controlled withdrawal
All patients who complete 0170 may enroll into 0171
REDWOOD

"New" MSA-focused Ampreloxetine Program

CYPRESS
An ampreloxetine study for nOH in MSA patients

MSA

In study 0170, ampreloxetine **prevented blood pressure drop and symptoms worsening in MSA**[1]

Support from the scientific and medical community with 3 scientific presentations presented at the American Autonomic Society meeting[2]

Aligned with FDA on new Phase 3 study for approval with OHSA composite as primary endpoint

Constellation of symptoms-based indication

Study 0170 OHQ Questionnaire Scores

		LS Mean (95% CI)
OHSA	Symptom composite score	-1.6 (-2.7, -0.5)
	Dizziness	-1.5 (-3.2, 0.2)
	Vision	-1.7 (-3.2, -0.3)
	Weakness	-0.7 (-2.3, 0.9)
	Fatigue	-1.5 (-3.1, 0.1)
	Trouble concentrating	-1.8 (-3.3, -0.4)
	Head/neck discomfort	-2.2 (-3.7, -0.7)
OHDAS	Daily activities composite score	-0.8 (-2.1, 0.4)
	Standing short time	-2.0 (-3.6, -0.4)
	Standing long time	-0.3 (-1.8, 1.2)
	Walking short time	-0.7 (-2.4, 1.0)
	Walking long time	0.4 (-1.2, 2.1)
OHQ composite score		-1.2 (-2.3, -0.2)



-4
-2
0
2
4
Favors ampreloxetine
Favors placebo

Durable effectiveness



OHSA Composite Score Mean (95% CI)
0169 4-week double-blind
0170 16-week open label period
0170 6-week RW period
Placebo
Ampreloxetine
Ampreloxetine OL
Week
BL
Placebo, n= 33 33 33 31 31 20 19 20 18
Ampreloxetine, n= 34 33 33 33 32 64 60 51 44 42 20 17 19 20

1. Data from MSA patients at week 6 of the randomized withdrawal period of study 0170.
2. Biaggioni I, et al. Abstract 34 / Virtual Poster 106; Kaufmann H, et al. Abstract 33 / Virtual Poster 117; Freeman R, et al. Abstract 30 / Virtual Poster 4.
MSA, Multiple System Atrophy; PD, Parkinson's Disease; PAF, Pure Autonomic Failure; OHSA, Orthostatic Hypotension Symptom Assessment.

Theravance Biopharma
Medicines That Make a Difference
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TRELEGY ELLIPTA Theravance Biopharma and Royalty Pharma Deal Summary • Upfront: $1.1B (Received) • Milestones: Up to $250M 26 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. U.S. royalties expected to end late 2032; ex - U.S. royalties expected to end mid - 2030s and are country specific. Ampreloxetine (Unsecured Royalty) • Outer Year Royalty (“OYR”): 85% of royalties for TRELEGY ELLIPTA return to Theravance Biopharma: – On and after January 1, ௗ 2031 ௗ for U.S. sales 3 – On and after July 1, ௗ 2029 ௗ for ex - U.S. sales 3 • Upfront payment: $25M (Received) • 1st Regulatory approval milestone: $15M – Approval by either FDA or first of the EMA or all four Germany, France, Italy and Spain • Future royalties paid to Royalty Pharma: – 2.5% on annual global net sales up to $500M – 4.5% on annual global net sales > $500M

Third Quarter 2022 Financial Highlights $ 487 million cash 1 as of September 30 , 2022 27 1. Cash, cash equivalents and marketable securities. 2. Amounts include share - based compensation. ($, in thousands) Revenue: Viatris collaboration agreement $ 12,445 $ 10,397 $ 34,010 $ 31,716 Collaboration revenue 6 2,797 187 8,649 Licensing revenue - - 2,500 - Total revenue 12,451 13,194 36,697 40,365 Costs and expenses: Research and development (2) 9,867 43,739 48,691 162,431 Selling, general and administrative (2) 16,277 21,299 51,105 77,780 Restructuring and related expenses (2) 509 1,771 11,427 1,771 Total costs and expenses 26,653 66,809 111,223 241,982 Loss from continuing operations (before tax and other income/expense) (14,202) (53,615) (74,526) (201,617) Income from discontinued operations (before tax) 1,115,016 20,602 1,143,930 39,864 Share-based compensation expense: Research and development 2,623 6,956 10,709 22,192 Selling, general and administrative 5,196 7,414 16,488 22,951 Restructuring and related expenses 711 - 5,587 - Total share-based compensation expense 8,530 14,370 32,784 45,143 Operating expense excl. share-based compensation and one-time expenses: R&D operating expense (excl. share-based comp and restructuring exp.) 7,244 36,783 37,982 140,239 SG&A operating expense (excl. share-based comp and restructuring exp.) 11,081 13,885 34,617 54,829 Three Months Ended September 30, 2022 2021 (Unaudited) Nine Months Ended September 30, 2022 2021 (Unaudited)